UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2007

PATHMARK STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05287	22-2879612
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

200 Milik Street

Carteret, New Jersey 07008

(Address and zip code of principal executive offices)

(732) 499-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on March 4, 2007, Pathmark Stores, Inc., a Delaware corporation (“Pathmark”), entered into a definitive Agreement and Plan of Merger, as amended (the “Merger Agreement”), with The Great Atlantic & Pacific Tea Company, Inc. (“A&P”) and Sand Merger Corp., a wholly owned subsidiary of A&P (“Merger Sub”), pursuant to which A&P will acquire Pathmark through the merger of Merger Sub with and into Pathmark (the “Merger”).

On November 5, 2007, A&P issued a press release captioned “A&P Announces Merger Financing Update; Closing Expected in December,” updating the status of the Merger and announcing A&P’s entrance into certain transactions related to the financing of the Merger. A&P and Pathmark have also executed a consent and waiver under the Merger Agreement relating to the matters discussed in the press release.

The press release and certain agreements related to the transactions announced therein are incorporated by reference herein and attached hereto.

Forward-Looking Statements

Except for historical information contained herein, the matters discussed in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to, among other things, operating costs, stock-based compensation expense, earnings estimates, Adjusted EBITDA, sales, same-store sales and capital expenditures and are indicated by words or phrases such as “anticipates,” “believe,” “expects,” “forecasts,” “guidance,” “intends,” “may,” “ongoing,” “plans,” “projects,” “will” and similar words and phrases. By their nature, such forward-looking statements are subject to risks, uncertainties and other factors, which are, in many instances, beyond our control, that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These statements are based on management’s assumptions and beliefs in the light of information currently available to it and assume no significant changes in general economic trends, consumer confidence or other risk factors that may affect the forward-looking statements. Pathmark expressly disclaims any current intention to update the information contained herein. Factors that may affect results include changes in business and economic conditions generally and in Pathmark’s operating areas, the competitive environment in which Pathmark operates, results of our merchandising, operating and cost reduction initiatives, medical and pension costs and other risks detailed from time to time in Pathmark’s reports and filings available from the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

Additional Information and Where to Find It

In connection with the Merger, Pathmark and A&P have filed with the SEC relevant materials, including a Definitive Joint Proxy Statement/Prospectus, as filed with the SEC on October 9, 2007. INVESTORS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PATHMARK, A&P AND THE MERGER. The Definitive Joint Proxy Statement/Prospectus, and any other documents filed by Pathmark or A&P with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by (i) contacting Pathmark’s Investor Relations at (732) 499-3000, at 200 Milik Street, Carteret, NJ 07008, or by accessing Pathmark’s Investor Relations website; or (ii) contacting A&P’s Investor Relations at (201) 571-4537, at Box 418, 2 Paragon Drive, Montvale, NJ 07645, or by accessing A&P’s Investor Relations website. Investors are urged to read the Definitive Joint Proxy Statement/Prospectus and other related materials before making any voting or investment decisions with respect to the Merger.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
10.1

Agreement, dated as of November 5, 2007, by and among Pathmark Stores, Inc., The Great Atlantic & Pacific Tea Company, Inc., and Sand Merger Corp. (incorporated by reference from A&P’s Current Report on Form 8-K as filed with the SEC on November 6, 2007 (the “A&P 8-K”)).

	99.1	Press release dated November 5, 2007 (incorporated by reference from the A&P 8-K).
99.2

Agreement re: Metro inc., dated as of November 5, 2007 by and among The Great Atlantic & Pacific Tea Company, Inc., A&P Luxembourg S.à.r.l. and TD Securities Inc. (incorporated by reference from the A&P 8-K).

99.3

Agreement Regarding Bridge Facility, dated as of November 5, 2007, by and among The Great Atlantic & Pacific Tea Company, Inc., Bank of America, N.A., Banc of America Bridge LLC, Banc of America Securities LLC, Lehman Brothers Commercial Bank, Lehman Brothers Inc., and Lehman Commercial Paper Inc. (incorporated by reference from the A&P 8-K).

99.4

Agreement Regarding ABL Facility, dated as of November 5, 2007, by and among The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A., Banc of America Bridge LLC, Banc of America Securities LLC, Lehman Brothers Commercial Bank, Lehman Brothers Inc., and Lehman Commercial Paper Inc. (incorporated by reference from the A&P 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHMARK STORES, INC.

Dated: November 6, 2007	By:	/s/ Marc A. Strassler
	Name:	Marc A. Strassler
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibits
10.1

Agreement, dated as of November 5, 2007, by and among Pathmark Stores, Inc., The Great Atlantic & Pacific Tea Company, Inc., and Sand Merger Corp. (incorporated by reference from A&P’s Current Report on Form 8-K as filed with the SEC on November 6, 2007 (the “A&P 8-K”)).

99.1	Press release dated November 5, 2007 (incorporated by reference from the A&P 8-K).
99.2

Agreement re: Metro inc., dated as of November 5, 2007 by and among The Great Atlantic & Pacific Tea Company, Inc., A&P Luxembourg S.à.r.l. and TD Securities Inc. (incorporated by reference from the A&P 8-K).

99.3

Agreement Regarding Bridge Facility, dated as of November 5, 2007, by and among The Great Atlantic & Pacific Tea Company, Inc., Bank of America, N.A., Banc of America Bridge LLC, Banc of America Securities LLC, Lehman Brothers Commercial Bank, Lehman Brothers Inc., and Lehman Commercial Paper Inc. (incorporated by reference from the A&P 8-K).

99.4

Agreement Regarding ABL Facility, dated as of November 5, 2007, by and among The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A., Banc of America Bridge LLC, Banc of America Securities LLC, Lehman Brothers Commercial Bank, Lehman Brothers Inc., and Lehman Commercial Paper Inc. (incorporated by reference from the A&P 8-K).